Exhibit 10.2
Sixth Amendment to
Credit Agreement (364-Day)
     This Sixth Amendment to Credit Agreement (364-Day) (this “Amendment”) is dated as of April 6, 2006 by and among Alliance Data Systems Corporation (the “Borrower”), the Guarantor party hereto, the Banks party hereto, and Harris N.A., as Administrative Agent and Letter of Credit Issuer.
WITNESSETH:
     Whereas, the Borrower, the Guarantor, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (364-Day) dated as of April 10, 2003 (as amended by the First Amendment thereto dated as of April 8, 2004, the Second Amendment thereto dated as of October 21, 2004, the Third Amendment thereto dated as of April 7, 2005, the Fourth Amendment thereto dated as of October 28, 2005, and the Fifth Amendment thereto dated as of December 21, 2005, the “Credit Agreement”); and
     Whereas, the Borrower, the Guarantor, the Banks and the Administrative Agent desire to amend the Credit Agreement to extend the Maturity Date as set forth herein;
     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantor, the Banks and the Administrative Agent hereby agree as follows:
     1. The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Maturity Date” means April 5, 2007.
     2. This Amendment shall become effective as of the opening of business on April 6, 2006 (the “Effective Time”) subject to the conditions precedent that on or before such date:
     (a) the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantor and the Banks;
     (b) the Administrative Agent shall have received certified copies of resolutions of the boards of directors of the Borrower and the Guarantor authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers;

     (c) an opinion of counsel to the Borrower and Guarantor in form reasonably acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent or the Required Banks may reasonably request; and
     (d) the Borrower shall have paid the fees and expenses of counsel to the Administrative Agent to the extent previously invoiced.
     3.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and the absence of which would adversely affect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.
     3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
     3.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.
     3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.
[Signature Pages to follow]

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Alliance Data Systems Corporation, as
Borrower

By	/s/ ROBERT P. ARMIAK

Name Robert P. Armiak
Title SVP & Treasurer

ADS Alliance Data Systems, Inc., as a
Guarantor

By	/s/ ROBERT P. ARMIAK

Name Robert P. Armiak
Title SVP & Treasurer

S-1	[Sixth Amendment 364-Day]

Harris N.A. (successor by merger with Harris
Trust and Savings Bank), individually, as
Letter of Credit Issuer and as Administrative Agent

By	/s/ MARK W. PIEKOS

Name Mark W. Piekos
Title Managing Director

S-2	[Sixth Amendment 364-Day]

SunTrust Bank

By	/s/ TIMOTHY M. O’LEARY

Name Timothy M. O’Leary
Title Director

S-3	[Sixth Amendment 364-Day]

Wachovia Bank, N.A.

By	/s/ KIRSTEN CARVER

Name Kirsten Carver
Title Assistant Vice President

S-4	[Sixth Amendment 364-Day]

JPMorgan Chase Bank, N.A.

By	/s/ BRIAN MCDOUGAL

Name Brian McDougal
Title Vice President

S-5	[Sixth Amendment 364-Day]

The Huntington National Bank

By	/s/ FREDERICK G. HADLEY

Name Frederick G. Hadley
Title Senior Vice President

S-6	[Sixth Amendment 364-Day]

Credit Suisse, Cayman Islands Branch (f/k/a
Credit Suisse First Boston, acting through its
Cayman Islands Branch)

By	/s/ ALAIN DAOUST

Name Alain Daoust
Title Director

By	/s/ DENISE L. ALVAREZ

Name Denise L. Alvarez
Title Associate

S-7	[Sixth Amendment 364-Day]

US Bank National Association

By	/s/ KEVIN S. MCFADDEN

Name Kevin S. McFadden
Title Vice President

S-8	[Sixth Amendment 364-Day]

Union Bank of California, N.A.

By	/s/ CLIFFORD F. CHO

Name Clifford F. Cho
Title Vice President

S-9	[Sixth Amendment 364-Day]

Fifth Third Bank (Central Ohio)

By	/s/ CHRISTOPHER D. JONES

Name Christopher D. Jones
Title Vice President

S-10	[Sixth Amendment 364-Day]

Barclays Bank PLC

By	/s/ ALISON MCGUIGAN

Name Alison McGuigan
Title Associate Director

S-11	[Sixth Amendment 364-Day]

The Bank of New York

By	/s/ KENNETH R. MCDONNELL

Name Kenneth R. McDonnell
Title Vice President

S-12	[Sixth Amendment 364-Day]

Bank of America, N.A.

By	/s/ STEVE A. MACKENZIE

Name Steve A. Mackenzie
Title Senior Vice President

S-13	[Sixth Amendment 364-Day]

Bank Hapoalim B.M.

By	/s/ JAMES P. SURLESS

Name James P. Surless
Title Vice President

By	/s/ CHARLES MCLAUGHLIN

Name Charles McLaughlin
Title Senior Vice President

S-14	[Sixth Amendment 364-Day]